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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2006

                        NOBEL LEARNING COMMUNITIES, INC.
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             (Exact name of Registrant as specified in its charter)

           Delaware                       1-10031                22-2465204
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

         1615 West Chester Pike, West Chester, PA                  19382
         (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code:     (484) 947-2000

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

         On June 29, 2006, the Registrant issued a press release announcing its acquisition of certain of the assets and liabilities of The Honor Roll School, Ltd. and THRS II, Ltd. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

         The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

Number      Description of Document
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99.1        Press Release dated June 29, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Nobel Learning Communities, Inc.
                                    (Registrant)

June 29, 2006                       By:     /s/ George H. Bernstein
                                           -------------------------------------
                                    Name:  George H. Bernstein
                                    Title: President and Chief Executive Officer